UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 5, 2005

                    The St. Paul Travelers Companies, Inc.
            (Exact name of registrant as specified in its charter)


            Minnesota                001-10898              41-0518860
(State or other jurisdiction    (Commission File  (IRS Employer Identification
    of incorporation)                 Number)                 Number)

                    385 Washington Street                      55102
                    Saint Paul, Minnesota
          (Address of principal executive offices)           (Zip Code)

                                (651) 310-7911
                        (Registrant's telephone number,
                             including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02.  Departure of Directors or Principal Officers; Election of
             Directors; Appointment of Principal Officers.

On April 11, 2005, The St. Paul Travelers Companies, Inc. (the "Company") issued a press release announcing that T. Michael Miller, co-Chief Operating Officer, provided notice of resignation on April 5, 2005 to pursue an opportunity outside of the Company.

Item 9.01.  Financial Statements and Exhibits.

       (c)  Exhibits.

Exhibit No. Description
   99 Press release issued by The St. Paul Travelers Companies, Inc., dated April 11, 2005.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 11, 2005                THE ST. PAUL TRAVELERS COMPANIES, INC.

                                       By: /s/ Bruce A. Backberg
                                           ----------------------------------
                                           Name:  Bruce A. Backberg
                                           Title:   Senior Vice President




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                                 EXHIBIT INDEX

Exhibit No. Description

    99 Press release issued by The St. Paul Travelers Companies, Inc., dated April 11, 2005.